Exhibit 99.1

Chicken Soup for the Soul Entertainment to Acquire Redbox,

Creating Premier Independent Entertainment Company

Combination creates leading independent, integrated direct-to-consumer media platform delivering premium entertainment for value conscious consumers

Forms streaming industry’s premier independent AVOD platforms

Management to host conference call and live webcast on May 11, 2022 at 8:30am ET

COS COB, CT – May 11, 2022 – Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE), one of the largest operators of advertising-supported video-on-demand (AVOD) streaming services, and Redbox Entertainment Inc. (Nasdaq: RDBX), a leading entertainment company, have entered into a definitive agreement under which Chicken Soup for the Soul Entertainment will acquire Redbox.

The combination of Chicken Soup for the Soul Entertainment and Redbox will create a leading independent, integrated direct-to-consumer media platform delivering premium entertainment for value conscious consumers. The combined company will have increased scale across content production and distribution, with a massive content library, more than 38,000 kiosks nationwide, extensive digital capabilities in AVOD, TVOD, PVOD, and FAST, and access to millions of targeted customers, including nearly 40 million Redbox Perks members.

Together, the combined companies will have the industry’s premier, independent AVOD platforms, one of the fastest growing segments of the overall entertainment industry. According to a recent study by IAB, ad spending on connected TV platforms increased 57% from 2020 to 2021 and is expected to increase another 39% this year.

“Today marks a transformative moment for Chicken Soup for the Soul Entertainment and an inflection point for the ad-supported streaming industry,” said William J. Rouhana Jr., chairman and chief executive officer of Chicken Soup for the Soul Entertainment. “Our acquisition of Redbox will accelerate the scaling of our business as it combines complementary teams and services to create the streaming industry’s premier independent AVOD. Redbox has 40 million customers in its loyalty program and high-potential digital television assets including carriage of over 130 FAST digital channels on its Free Live TV platform, as well as a robust TVOD and PVOD platform. Together, we will build a fully developed AVOD and FAST streaming business: proven branded streaming services, formidable content and production capabilities, and a strong AVOD and FAST ad sales operation.”

“We believe that Chicken Soup for the Soul Entertainment is the ideal partner for Redbox. By joining forces, we will accelerate Redbox’s transition from a physical to high growth digital media company and be the only entertainment provider truly focused on value for consumers,” said Galen Smith, chief executive officer of Redbox. “This all-stock transaction provides Redbox stockholders with the opportunity to participate in the significant near- and long-term upside potential of a diversified and growing company with greater scale and resources. With our footprint of more than 38,000 kiosks, diverse content libraries and combined streaming platforms, we will be well positioned to deliver consumers a wealth of high-quality entertainment options.”

Rouhana continued, “More and more viewers are embracing ad-supported streaming offerings in a content environment characterized by cord-cutting and saturation of high-priced subscription services. Near term, these conditions are even more acute against a macro backdrop of rising inflation and economic uncertainty. With the combination of a large content library, digital AVOD and FAST channel capabilities, and an expanding global audience, we believe that we will be able to deliver more exciting premium entertainment for millions of value conscious viewers and drive further growth and value creation for our stockholders.”

Financially Compelling

The combination is expected to be accretive to Adjusted EBITDA in 2023, with numerous opportunities to cross-sell each company’s customer base across digital properties, distribute Screen Media titles via Redbox kiosks and leverage tech and know-how to fully capitalize on Redbox’s AVOD opportunity. The company expects to deliver annual-run rate cost synergies in excess of $40 million in 2023. Chicken Soup for the Soul Entertainment expects that the combined company will exit 2022 with a run-rate exceeding $500 million of revenue and $100 - $150 million of Adjusted EBITDA.

Transaction Details

Under the terms of the agreement, which has been approved by the Boards of Directors of both companies, Redbox stockholders will receive a fixed exchange ratio of 0.087 of a share of class A common stock of Chicken Soup for the Soul Entertainment per Redbox share. Following the close of the transaction, Chicken Soup for the Soul Entertainment stockholders will own approximately 76.5% of the combined company, and Redbox stockholders will own approximately 23.5% of the combined company, on a fully diluted basis.

Timing and Approvals

Redbox stockholders holding approximately 86% of the Redbox voting power have entered into a voting agreement to approve the transaction. Chicken Soup for the Soul Entertainment stockholders holding approximately 91% of the voting power of Chicken Soup for the Soul Entertainment have delivered a written consent approving the transaction.

The transaction is expected to close in the second half of 2022, subject to the receipt of required regulatory approvals and other customary closing conditions. Upon closing, the combined entity will retain the name Chicken Soup for the Soul Entertainment and will continue to trade under the ticker symbol “CSSE” on the Nasdaq stock exchange.

Advisors

Guggenheim Securities, LLC is serving as financial advisor to Chicken Soup for the Soul Entertainment and Brian Ross of Graubard Miller is serving as legal counsel to Chicken Soup for the Soul Entertainment. PJT Partners and Kroll, LLC are serving as financial advisors to Redbox. Weil, Gotshal & Manges LLP is serving as legal counsel to Redbox.

Conference Call

The management of Chicken Soup for the Soul Entertainment and Redbox will host an investor conference call today, May 11, 2022, at 8:30 a.m. ET, to discuss the proposed transaction as well as Chicken Soup for the Soul Entertainment’s results for its first quarter ended March 31, 2022. For interested investors who wish to participate, the domestic toll-free access number is (888) 428-7458 and the international toll-free access number is (862) 298-0702. Once connected with the operator, request access to the Chicken Soup for the Soul First Quarter 2022 Earnings Conference Call.

A webcast of the call will also be available at the events section of the Chicken Soup for the Soul Entertainment investor relations website: https://ir.cssentertainment.com/.

An investor presentation with more detailed information regarding the proposed transaction will be furnished by Chicken Soup for the Soul Entertainment with the SEC under cover of a Current Report on Form 8-K, which can be viewed on the SEC's website: www.sec.gov. This presentation will also be available on the Chicken Soup for the Soul investor relations website: https://ir.cssentertainment.com/.

About Chicken Soup for the Soul Entertainment

Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE) operates video-on-demand streaming services (VOD). The company owns Crackle Plus, which owns and operates a variety of ad-supported VOD streaming services including Crackle, Chicken Soup for the Soul, Popcornflix, Popcornflix Kids, Truli, Pivotshare, Españolflix and FrightPix. The company also acquires and distributes video content through its Screen Media and 1091 Pictures subsidiaries and produces original video content through the Chicken Soup for the Soul Television Group. Chicken Soup for the Soul Entertainment is a subsidiary of Chicken Soup for the Soul, LLC, which publishes the famous book series and produces super-premium pet food under the Chicken Soup for the Soul brand name.

About Redbox

Redbox Entertainment Inc. (NASDAQ: RDBX) is a leading entertainment company that gives consumers access to a large variety of content across digital and physical media. The company operates a rapidly growing digital streaming service that provides both ad supported (AVOD) and paid movies from Hollywood studios and hundreds of content partners, as well as over 130 channels of free ad supported streaming television (FAST). The Redbox app is available on major entertainment platforms that include Roku devices, connected TVs, gaming platforms, the web as well iOS and Android devices. Redbox also operates its popular kiosks across the US at thousands of retail locations – giving consumers affordable access to the latest in entertainment. The company produces, acquires, and distributes movies through its Redbox Entertainment™ label, providing rights to talent-led films that are distributed across Redbox’s digital and physical services as well as through third-party digital services. Headquartered just outside of Chicago, Redbox has offices in Los Angeles and Seattle. For more information, visit www.redbox.com.

Forward-Looking Statements

This communication relates to a proposed business combination transaction between Chicken Soup for the Soul Entertainment, Inc. (“CSSE”) and Redbox Entertainment, Inc. (“RDBX”). This communication contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements address a variety of subjects, including, for example, projections as to the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined organization’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, and the anticipated closing date for the proposed transaction. Statements that are not historical facts, including statements about CSSE’s and RDBX’s beliefs, plans and expectations, are forward-looking statements. Such statements are based on CSSE’s and RDBX’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” "will," “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic scope or product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in CSSE’s or RDBX’s estimates of their expected tax rate based on current tax law; CSSEs ability to successfully integrate RDBX’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction and growth prospects of the combined company may not be fully achieved in a timely manner, or at all; adverse results in litigation matters, including the potential for litigation related to the proposed transaction; the risk that CSSE or RDBX will be unable to retain and hire key personnel; the risk associated with CSSE’s and RDBX’s ability to obtain the approvals of their respective stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; uncertainty as to the long-term value of CSSE’s common stock; and the diversion of management time on transaction-related matters. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to CSSE’s and RDBX’s respective periodic reports and other filings with the SEC, including the risk factors contained in CSSE’s and RDBX’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither CSSE nor RDBX undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, CSSE intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of RDBX and that also constitutes a prospectus and Information Statement of CSSE. Each of CSSE and RDBX may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/Information Statement/prospectus or registration statement or any other document that CSSE or RDBX may file with the SEC. The definitive proxy statement/Information Statement/prospectus (if and when available) will be mailed to stockholders of CSSE and RDBX. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/Information Statement/prospectus (if and when available) and other documents containing important information about CSSE, RDBX and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CSSE will be available free of charge on CSSE’s website at https://ir.cssentertainment.com/ or by contacting CSSE’s Investor Relations Department by email at csse@ellipsisir.com or by phone at 646-776-0886. Copies of the documents filed with the SEC by RDBX will be available free of charge on RDBX’s website at https://investors.redbox.com/ or by contacting Zaia Lawandow at zaia.lawandow@redbox.com.

Certain Information Regarding Participants in the Solicitation

CSSE, RDBX and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of CSSE, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in CSSE’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 30, 2021, and CSSE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022 and on its website at https://ir.cssentertainment.com/. Information about executive officers of RDBX, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in RDBX’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 15, 2021, and RDBX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 15, 2022 and on its website at https://investors.redbox.com/. Information about the directors of RDBX and other participants in the proxy solicitations, , will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from CSSE or RDBX using the sources indicated above.

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Chicken Soup for the Soul Entertainment Investor Relations

Taylor Krafchik

Ellipsis

csse@ellipsisir.com

(646) 776-0886

Chicken Soup for the Soul Entertainment Media Contact
Kate Barrette
RooneyPartners LLC
kbarrette@rooneypartners.com
(212) 223-0561

Redbox Investor Relations & Media Contact

Zaia Lawandow
Redbox
zaia.lawandow@redbox.com